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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report:                  March 26, 2007
      Date of earliest event reported:           March 21, 2007


                        Commission File Number 0-5525


                              PYRAMID OIL COMPANY
              (Exact name of registrant as specified in its charter)


                CALIFORNIA                                94-0787340
     (State or other jurisdiction of                   (IRS Employer
       incorporation or organization)                 Identification No.)


                 2008 - 21ST. STREET
               BAKERSFIELD, CALIFORNIA                    93301
        (Address of principal executive offices)        (Zip Code)


                                  (661) 325-1000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    [ ]  Written communications pursuant to Rule 425 under the Securities
           Act (17 CFR 230.425)

    [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
           (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))



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Section 8 - Other Events


Item 8.01  Other Events

PYRAMID OIL COMPANY ANNOUNCES RESULTS FROM NEW WELL

     BAKERSFIELD, CALIFORNIA, January 22, 2007, PR Newswire, PYRAMID OIL COMPANY, symbol PDO, announces the production results of its new well in the Carneros Creek field, Kern County California. The Company's Anderson #8 well was bottomed and completed at 3,390 feet after penetrating four oil bearing formations. A sixty foot section of the Point of Rocks formation was stimulated with a 28,000 pound sand-oil fracturing process and after the recovery of all stimulating fluids; production has been 37 barrels per day of clean 31 gravity oil. The well has three additional oil zones 'behind pipe'.


Information Regarding Forward Looking Statements

     Certain statements and information included in this press release constitute forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995, including statements regarding the completion and testing of wells. Forward -looking statements involve known and unknown risks and uncertainties, which may cause the Company's actual results in future periods to differ materially from forecasted results. Factors that could cause or contribute to such differences include, but are not limited to the value of crude oil or the performance of oil/gas wells.

























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                                SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           PYRAMID OIL COMPANY
                                              (Registrant)

    Dated: March 26, 2007

                                             JOHN H. ALEXANDER
                                        By: -------------------
                                             John H. Alexander
                                                 President